UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): February 1, 2005

TIB Financial Corp.

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-21329	65-0655973
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of Incorporation or Organization)		Number)

599 9th Street North, Suite 101
Naples, Florida 34102-5624
(Address of Principal Executive Offices)
(239) 263-3344
(Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Results of Operations and Financial Condition

ITEM 2.02. Results of Operations and Financial Condition

     On February 1, 2005, TIB Financial Corp. issued a press release announcing certain financial results and additional information. A copy of the press release is attached to this Form 8-K.

Section 9 — Financial Statements and Exhibits

ITEM 9.01. Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired: None

     (b) Pro Forma Financial Information: None

     (c) Exhibits

          99.1 Press Release dated February 1, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIB FINANCIAL CORP.
By:	/s/ Edward V. Lett
Edward V. Lett, President and Chief Executive Officer

Date: February 1, 2005